                                                                    Exhibit 10.5


THIS WARRANT AND THE STOCK ISSUABLE UPON THE EXERCISE HEREOF CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY OR COUNSEL FOR THE REGISTERED HOLDER (WHICH SHALL BE IN FORM AND FROM SUCH COUNSEL AS SHALL BE REASONABLY SATISFACTORY TO THE COMPANY), SUCH REGISTRATION IS NOT THEN REQUIRED.

                            U.S. Wireless Data, Inc.
                          2200 Powell Street, Suite 450
                          Emeryville, California 94608

                          COMMON STOCK PURCHASE WARRANT

Warrant No. JWC-001
                                 Right to Purchase 50,000 shares of No Par Value Common Stock (subject to adjustment)

Date of Issuance:
As of December 10, 1997
Expiration Date:
As of December 09, 2000

                                        THIS CERTIFIES THAT, for value received,
the party named immediately below

                           JW CHARLES SECURITIES, INC.

("JWC"), or permitted transferee in accordance with Section 12 hereof, or its registered assigns (the "Registered Holder" or "Registered Holders"), is entitled to purchase from U.S. Wireless Data, Inc., a Colorado corporation (the "Company"), the number of shares of common stock, no par value per share (the "Common Stock"), of the Company set forth above, subject to adjustment pursuant to Section 4 hereof, at the price of Six and 525/1000 Dollars ($6.525) per share of Common Stock, subject to adjustment pursuant to Section 3 hereof (the
"Exercise Price"). These purchase rights are granted as contemplated by Paragraph 2 of that certain Finder's Agreement dated as of October 14, 1997, among the Company and JWC, subject to the following provisions:

                                   SECTION 1.
                               CERTAIN DEFINITIONS

         As used in this Warrant, the following terms have the meanings set forth below:

         "Agreement" is the Finder's Agreement dated as of October 14, 1997, among the Company and JWC.

         "Agreement Date" means the date of the Agreement.

         "Commission" means the Securities and Exchange Commission.

        "Common Stock" means the Company's Common Stock, no par value per share.

         "Common Stock Deemed Outstanding" means the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding at any given time pursuant to Section 3 of this Warrant.

         "Date of Issuance" is the date set forth on the front page of this Warrant, and the terms "date hereof," "date of this Warrant," and similar expressions shall be deemed to refer to the Date of Issuance.

         "Debentures" means the 8% Convertible Subordinated Debentures of the Company Due December 31, 1999, being issued by the Company in the private offering described in the Agreement.

         "Exercise Period" means the period of time commencing at 12:01 A.M., Eastern Time, on the Date of Issuance and ending at 5:00 P.M., Eastern Time, on the third anniversary date of the Date of Issuance.

         "Fair Value" means a value determined in good faith by the Board of Directors of the Company. Anytime a Fair Value is required to be determined for purposes of this Warrant, a certificate executed by an appropriate officer of the Company shall be prepared and delivered to the Registered Holder to reflect the action taken by the Board of Directors to determine such Fair Value.

         "Market Price" means, as to any security immediately transferable without restriction, the average of the closing prices of such security's sales on the principal domestic securities exchange on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the bid and asked prices quoted on Nasdaq as of the close of trading in New York City on such day, in each such case averaged over a period of five
(5) consecutive days consisting of the business day immediately preceding the day as of which Market Price is being determined and the four (4) consecutive business days prior to such day; provided that if such security is listed on any principal domestic securities exchange or quoted on Nasdaq, the terms "business day" and "business days" means a day or days, as applicable, on which such exchange or Nasdaq is open for trading or quotation, as the case may be, notwithstanding whether any quotation is available on any particular business day and, if not, then the Market Price shall be determined based upon those remaining days during the aforesaid 5-day period for which quotations are available. If any security is not immediately transferable without restriction, or is not listed on any principal domestic securities exchange or quoted on Nasdaq, the Market Price shall be the Fair Value thereof.

         "Nasdaq" means the National Market System or the Small Cap Market of the Nasdaq Stock Market, including the Nasdaq Bulletin Board, or successor interdealer quotation systems having substantially the same listing criteria that may in the future be used generally by members of the National Association of Securities Dealers, Inc. for over-the-counter transactions in securities.

         "Person" means an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization, a government and any department and agency thereof.

         "Stock" means shares of the Company's Common Stock authorized but unissued as of the Date of Issuance, issued or issuable upon exercise of this Warrant, provided that if there is a change such that the securities issued or issuable upon exercise of this Warrant are issued by an entity other than the Company, or there is a change in the class of securities so issuable, then the term "Stock" shall mean shares of any security issued or issuable upon exercise of the Warrant if such security is issuable in shares, or shall mean units of any such security issued or issuable, if such security is not issuable in shares.

         "Warrant" and "Warrants" means this Warrant and all other warrants issued as contemplated by the Agreement, and all warrants issued or issuable in exchange or substitution for this Warrant or any such other warrant pursuant to the terms hereof or thereof, as the case may be.


                                   SECTION 2.
                               EXERCISE OF WARRANT

        2.1. Exercise Period. The Registered Holder may exercise this Warrant, in whole or in part, at any time and from time to time, during the Exercise Period, and the exercise hereof may be for such whole number of Stock as the Registered Holder may, in its sole discretion, decide.

         2.2.      Exercise Procedure.

          (a). This Warrant shall be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date"):

               i. A completed Exercise Agreement,  as described below,  executed
          by  the  Person   exercising  all  or  part  of  the  purchase  rights
          represented by this Warrant (the "Purchaser");

               ii. This Warrant (subject to delivery by the Company of a new Warrant with respect to any unexercised portion, as provided in Paragraph (b) of Subsection 2.2);

               iii. If this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments substantially in the form set forth as Exhibit II hereto, evidencing the assignment of this Warrant to the Purchaser; and

               iiii. If the Purchaser has elected not to make a Cashless Exercise as provided in Paragraph (b) of this Subsection 2.2, a certified or bank check or other certified funds payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Stock being purchased upon such exercise.

          (b) Certificates for Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five (5) business days after the Exercise Date. However, if the Purchaser has elected to make a "Cashless Exercise" as herein described, the Company shall deliver certificates for the number of shares that results from subtracting, from the total number of Stock otherwise deliverable upon exercise, the number of Stock whose value, calculated using the Market Price, is equal to the value of the payment otherwise required for exercise by Paragraph (a)(iv) of this Subsection 2.2. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall, in addition to certificates for Stock, prepare upon exercise of this Warrant, a new Warrant representing the rights formerly represented by this Warrant that have not expired or been exercised. The Company shall, within five (5) business days after the Exercise Date, deliver such new Warrant to the Persons designated for delivery in the Exercise Agreement.

          (c) Except as otherwise required by Paragraph (b) of this Subsection 2.2, the Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser shall be deemed for all purposes to have become the record holder of such Stock on the Exercise Date.

          (d) The issuance of certificates for Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of Stock.

          (e) The Company shall not close its books for the transfer of this Warrant or of any Stock in any manner that interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Stock is at all times equal to or less than the Exercise Price then in effect.

        2.3. Exercise Agreement. The Exercise Agreement shall be substantially in the form set forth as Exhibit I hereto, except that if Stock is not to be issued in the name of the Registered Holder of this Warrant, the Exercise
Agreement shall also state the name of the Persons to whom Stock is to be issued, and if the number of Stock purchased does not include all of such Stock purchasable hereunder, it shall also state the name of the Persons to whom new Warrants for the unexercised portion of the rights hereunder are to be delivered. Any transfer of Stock to a person other than a prior Registered Holder shall occur only in compliance with the provisions regarding transfer contained in Section 12 of this Warrant.

        2.4. Fractional Portions of Stock. If a fractional portion of Stock would be issuable upon exercise of the rights represented by this Warrant, the Company shall, within three (3) business days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser, in lieu of such fractional portion of Stock, in an amount equal to the Market Price of such fractional portion of Stock as of the close of business on the Exercise Date.


                                   SECTION 3.
                                 EXERCISE PRICE

         3.1.      General.

          (a) The initial Exercise Price of this Warrant is set forth on the front page of this Warrant. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time pursuant to this Section 3.

          (b) If and whenever the Company issues or sells, or in accordance with Subsection 3.3 is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price in effect immediately prior to the time of such issuance or sale (except as otherwise provided by Subsection 3.2), then immediately upon each such issuance or sale, the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the issuance or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock actually outstanding prior to the issuance or sale, and (ii) the number of shares of Common Stock that the minimum aggregate amount receivable by the Company upon such issuance or sale on that occasion would purchase at the initial Exercise Price, and the denominator of which shall be the number of shares of Common Stock actually outstanding and Common Stock Deemed Outstanding under Subsection 3.3 immediately after such issuance or sale.

        3.2. No Adjustments in Certain Cases. No adjustment to the Exercise Price under Paragraph (b) of Subsection 3.1 or under Subsection 3.3, or to the number of shares issuable upon exercise of this Warrant under Section 4 shall be made:

          (a) for the existence of, and any exercise, conversion or issuance of, any Common Stock or other security of the Company under (a) the Warrants;
     (b) any option, warrant, or other right to purchase Common Stock that is outstanding on the Agreement Date, (c) any option issued under the Company's 1992 Stock Option Plan, as in effect on the Agreement Date, (d) the Debentures (including the issuance of preferred stock upon conversion of the Debentures and the issuance of Common Stock as interest, dividends or upon conversion of the Debentures and/or such preferred stock); or

          (b) upon the issuance of Common Stock upon exercise or conversion of any option, warrant or other right or Convertible Securities for which adjustments have previously been made upon issuance of such option, warrant, right or Convertible Securities.

        3.3. Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Subsection 3.1 above, the following provisions shall be applicable:

          (a) Issuance of Rights and Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Market Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" shall be determined by dividing (i) the total amount, if any, received by the Company as consideration for the granting of such Options plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options plus, in the case of Options that relate to the Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options and upon the conversion or exchange of all Convertible Securities issuable upon the exercise of such Options.

          (b) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities, and the price per share for which Common Stock is issuable upon conversion or exchange or such Convertible Securities is less than the Market Price in effect immediately prior to the time of such issuance or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable upon such conversion or exchange" shall be determined by dividing (i) the total amount received by the Company as consideration for the issuance or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

          (c) Change in Option Price and Conversion Rate. If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in Paragraph (a) of this Subsection 3.3, or in the price per share at which the Convertible Securities referred to in Paragraph (b) of this Subsection 3.3 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or Convertible Securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such Convertible Securities.

          (d)  Calculation  of  Consideration  Received.  If any  Common  Stock,
     Options, or Convertible Securities are issued or sold or deemed to have been issued or sold or consideration that includes unrestricted cash, then the amount of cash consideration actually received by the Company shall be deemed to be the full monetary value of the unrestricted cash portion thereof. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for a consideration part or all of which is other than unrestricted cash, then the amount of the consideration other than unrestricted cash received by the Company shall be deemed to be the Fair Value of such consideration.

          (e) Integrated Transactions. If any Option is issued in connection with the issuance or sale of other securities of the Company, together compromising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued without consideration.

          (f) Treasury Shares. The number of shares of Common Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issuance or sale of Common Stock.

          (g) Readjustment Upon Expiration of Options or Convertible Securities. Upon the expiration of any of the options, warrants or rights referred to in Paragraph (a) of this Subsection 3.3, or the Convertible Securities referred to in Paragraph (b) of this Subsection 3.3, if such options, warrants, rights or Convertible Securities shall not have been exercised, converted or exchanged, as the case may be, the Exercise Price, to the extent that Warrants have not been exercised, shall, upon such expiration, be readjusted and shall thereafter be set (A) if any of such options, warrants or rights have been exercised or such Convertible Securities have been converted or exchanged, as the case may be, at a level at which the Exercise Price would have been if originally adjusted on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such options, warrants or rights or the conversion or exchange of such Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company for the issuance, sale or grant of all such options, warrants, rights or Convertible Securities, whether or not exercised, plus the consideration actually received by the Company upon the exercise, conversion or exchange of such options, warrants, rights or Convertible Securities, or (B) if none of such options, warrants or rights have been exercised or such Convertible Securities have been converted or exchanged, as the case may be, at a level at which the Exercise Price would have been if such original adjustment had not been required; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price in effect immediately prior to such readjustment by a proportion greater than the aggregate proportional adjustment originally made upon the issue, sale or grant of such options, warrants, rights, or Convertible Securities.

        3.4. Subdivision and Combination of Common Stock; Stock Dividends. If the Company shall at any time after the date hereof (a) issue any shares of Common Stock or Convertible Securities, or any rights to purchase Common Stock or Convertible Securities as a dividend upon Common Stock, (b) issue any shares of Common Stock in subdivision of outstanding shares of Common Stock by reclassification, stock split or otherwise, or (c) combine outstanding shares of Common Stock by reclassification, reverse stock split or otherwise, then the Exercise Price that would apply if purchase rights hereunder were being exercised immediately prior to such action by the Company shall be adjusted by multiplying it by a fraction, the numerator of which shall be the number of shares of Common Stock Deemed Outstanding immediately prior to such dividend, subdivision or combination and the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such dividend, subdivision or combination.

    3.5. Certain Dividends and Distributions. If the Company shall declare a dividend or distribution upon the Common Stock payable otherwise than out of earnings or earned surplus and otherwise than in Common Stock, Options or Convertible Securities, the Exercise Price shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend or distribution, to the Fair Value of such dividend or distribution per share of Common Stock. For purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the Fair Value of such dividend or distribution. Such reductions shall take effect as of the date on which a record is taken for the purpose of such divided or distribution, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend or distribution are to be determined. The adjustment called for by this Subsection 3.5 shall not apply to dividends payable on the preferred stock issuable upon conversion of the Debentures.

        3.6. Manner of Calculating Adjustments; No De Minimis Adjustments. The calculation of each adjustment of the Exercise Price shall be made accurate to the nearest ten- thousandth. No adjustment of the Exercise Price shall be made if the amount of such adjustment would be less than one cent per share. In such case any adjustment that otherwise would be required to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment that, together with any adjustment or adjustments so carried forward, shall amount to not less than one cent per share.


                                   SECTION 4.
              ADJUSTMENT OF NUMBER OF STOCK ISSUABLE UPON EXERCISE

         Upon each reduction of the Exercise Price pursuant to Section 3 hereof, the Registered Holder shall thereafter (until another such reduction) be entitled to purchase, at the Exercise Price in effect on the date purchase rights under this Warrant are exercised, the number of Stock, calculated to the nearest whole number of Stock, determined by (a) multiplying the number of Stock purchasable hereunder immediately prior to the reduction of the Exercise Price by the Exercise Price in effect immediately prior to such reduction, and (b) dividing the product so obtained by the Exercise Price in effect on the date of such exercise.


                                   SECTION 5.
                   EFFECT OF REORGANIZATION, RECLASSIFICATION,
                CONSOLIDATION, MERGER, SALE OR OTHER DISPOSITION

         If at any time while this Warrant is outstanding there shall be any reorganization or reclassification of the capital stock of the Company (other than a subdivision or combination of shares provided for in Subsection 3.4 hereof), any consideration or merger of the Company with another corporation (other than a consolidation or merger in which the Company is the surviving entity and which does not result in any change in the Common

Stock), or any sale or other disposition by the Company of all or substantially all of its assets to any other corporation, then the Registered Holder shall thereafter upon exercise of this Warrant be entitled to receive the Stock and other securities and property of the Company, or of the successor corporation resulting from consolidation or merger, as the case may be, to which Purchasers of Stock would have been entitled upon such reorganization, reclas- sification of capital stock, consolidation, merger, sale or other disposition if this Warrant has been exercised immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the Registered Holder to the end that the provisions set forth in this Warrant shall thereafter be applicable, as near as reasonably may be, in relation to any Stock or other securities or property thereafter deliverable upon the exercise hereof as if this Warrant had been exercised immediately prior to such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition and the Registered Holder hereof had carried out the terms of the exchange as provided for by such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition. If in any such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock deliverable from exercise of this Warrant, any such issue shall be treated as an issue of Common Stock covered by the provisions of Section 3, with the amount of the consideration received upon the issue thereof being determined under Paragraph (e) of Subsection 3.3. The Company shall not effect any such reorganization, reclassification of capital stock, consolidation, merger, sale or other disposition unless, upon or prior to the consummation thereof, the successor corporation shall assume by written instrument the obligation to deliver to the Registered Holder such shares of stock or other securities, cash or property as such Registered Holder shall be entitled to purchase in accordance with this Warrant's provisions.


                                   SECTION 6.
                              NOTICE OF ADJUSTMENT

         Immediately upon any adjustment of the Exercise Price, the Company shall send written notice thereof to all Registered Holders, stating the adjusted Exercise Price and the number of Stock purchasable upon exercise of this Warrant and setting forth in reasonable detail the method of calculation for such adjustment. When possible, such notice shall be given in advance and included as part of any notice required to be given pursuant to Section 7 below.

                                   SECTION 7.
                         PRIOR NOTICE OF CERTAIN EVENTS

         If at any time:

          (a) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock of record;

          (b) The Company shall offer for subscription pro rata to the holders of its Common Stock of record any additional shares of stock of any class or any other rights;

          (c) There shall be any reorganization or reclassification of the capital stock of the Company, any consolidation or merger of the Company with another corporation, or a sale or other disposition of all or substantially all its assets;

          (d) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e) The Company shall file any registration statement pursuant to the Securities Act of 1933, as amended (the "Act"),

then, in each such case, the Company shall give prior written notice of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution, subscription or other rights or (ii) such reorganization, reclassification, consolidation, merger, sale or other disposition, dissolution, liquidation, winding up or filing of a registration statement shall take place, as the case may be. A copy of each such notice shall be sent simultaneously to each transfer agent of the Company's Common Stock. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in said dividend, distribution, subscription, registration or other rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale or other disposition, dissolution, liquidation, winding up or filing, as the case may be, and in any case contemplated by Paragraph (d) of Subsection 3.3, shall include the Company's calculation of the Fair Value of the consideration whose Fair Value requires determination. Such written notice shall be given at least thirty (30) days prior to the record date or the effective or filing date, whichever is earlier, of the subject action or other event. The failure by the Company to give any such notice shall not serve to invalidate any action otherwise validly taken by the Company.

                                   SECTION 8.
                           RESERVATION OF COMMON STOCK

         The Registered Holder understands that as of the Date of Issuance, the Company does not have an adequate number of shares of authorized Common Stock available to satisfy the outstanding rights of all securityholders who hold options, warrants or other rights which are exercisable for or convertible into shares of the Company's Common Stock. The Company has implemented steps to hold a meeting of shareholders to authorize an increase in authorized Common Stock to no less than 40,000,000 shares (the "Capital Increase"). The Company agrees that it shall use its best efforts to hold such shareholder meeting no later than April 30, 1998. Assuming adoption of the Capital Increase at such meeting, the Company shall at all times thereafter reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable. In the event the Company does not hold a meeting of its shareholders by April 30, 1998 at which it presents the Capital Increase, or in the event the Capital Increase is not approved by the Company's shareholders at such meeting, then at any time after April 30, 1998, any registered Holder exercising Warrants for which the Company is unable to issue shares of Common Stock shall be entitled to have their Warrants repurchased by the Company for a price equal to the number of shares not issuable by the Company as a result of such deficiency times the difference between the Market Price on the Exercise Date and the Exercise Price.

                                   SECTION 9.
                       NO SHAREHOLDER RIGHTS OR OBLIGATION

         This Warrant shall not entitle the Registered Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Registered Holder to purchase Stock, and no enumeration in this Warrant of the rights or privileges of the Registered Holder, shall give rise to any obligation of such Registered Holder for the payment of the Exercise Price of Stock acquirable by exercise hereof (in absence of such actual exercise) or as a shareholder of the Company.

                                   SECTION 10.
                    EXCHANGEABLE FOR DIFFERENT DENOMINATIONS

         This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, as set forth on the front page hereof, and each of such new Warrants will represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issued this Warrant, which is set forth on the front page hereof, shall be deemed to be the "Date of Issuance" of this Warrant and any Warrant exchanged or substituted therefore, regardless of the dates on which new Warrants representing the unexpired and unexercised rights formerly represented by this Warrant are issued.


                                   SECTION 11.
                                 TRANSFERABILITY

         Subject only to the transfer conditions referred to in this Section 11, this Warrant and all rights hereunder are transferable, in whole or in part, without restriction and without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (substantially in the form of Exhibit II hereto) at the principal office of the Company. This Warrant and the Stock issued upon exercise hereof may not be offered, sold or transferred except in compliance with the Act and any applicable state securities laws, and then only against receipt of an agreement of the Person to whom such offer or sale is made to comply with the provisions of this Section 11 with respect to any resale or other disposition of such securities; provided, that no such agreement shall be required from any Person purchasing this Warrant or any Stock pursuant to a registration statement effective under the Act. The Registered Holder agrees that, prior to the disposition of any Stock purchased on the exercise hereof under circumstances that might require registration of such Stock under the Act, or any similar statute then in effect, the Registered Holder shall give written notice to the Company, expressing its intention as to such disposition. Within three (3) business days after receiving such notice, the Company shall present a copy thereof to its securities counsel. If, in the opinion of such counsel, which shall be rendered within five (5) business days after receiving such notice, or in the opinion of the Registered Holder's own counsel (which shall be in form and from such counsel as shall be reasonably satisfactory to the Company), the proposed disposition does not require registration of such Stock under the Act, or any similar statute then in effect, the Company shall, within two (2) business days of the rendering of such opinion, notify the Registered Holder of such opinion, whereupon the Registered Holder shall be entitled to dispose of such Stock in accordance with the terms of the notice delivered by the Registered Holder to the Company. The above agreement by the Registered Holder shall not be deemed to limit or restrict in any respect the exercise of rights set forth in Section 12 hereof.

                                   SECTION 12.
                               REGISTRATION RIGHTS

         12.1.    Demand Rights.

          (a) Right to Demand Registration. On one (1) occasion, at any time during the Exercise Period, the Registered Holders of Warrants or Stock whose holdings thereof comprise a majority of Stock purchasable upon the exercise of outstanding Warrants and of outstanding Stock not previously covered by a registration statement as contemplated by this Section 12 (collectively, the "Warrant Securities") shall have the right to require the Company to prepare and file with the Commission, within 60 days of the date of a written demand, a filing on a registration form other than Form S-8 or Form S-3 (or an equivalent short-form registration procedure that the Commission may hereafter prescribe), and to use its best efforts to obtain promptly and maintain the effectiveness  thereof  for at  least  one  hundred  twenty  (120)  days and (b)
register or qualify the subject Stock for sale in up to ten (10) states identified by such Registered Holders. On two (2) additional occasions, the Registered Holders of a majority of the Warrant Securities shall have the right to require the Company to prepare and file with the Commission, within thirty
(30) days of the date of a written demand, up to two (2) additional registration statements under the Act (or, in lieu of either, a post-effective amendment or amendments to a registration statement, if then permitted under the Act), on Form S-8 or Form S-3 (or an equivalent short-form registration procedure that the Commission may hereafter prescribe), if such forms are available to register the Stock at the time, covering all or any portion of the Stock underlying the Warrants, and to use its best efforts to obtain promptly and maintain the effectiveness thereof for at least one hundred twenty (120) days and (b)
register or qualify the subject Stock for sale in up to ten (10) states identified by such Registered Holders. The Company shall bear all expenses incurred in the preparation and filing of the registration statement or post-effective amendment (and related state registrations, to the extent permitted by applicable law) and the furnishing a reasonable number of copies of the preliminary and final prospectus thereof to such Registered Holders, provided that such registration can be done by including therein financial statements that are prepared in the normal course of the Company's reporting obligations under the federal securities laws. The Registered Holders shall bear all expenses incurred in the preparation and filing of the registration statement or post-effective amendment (and related state registrations, to the extent permitted by applicable law) including the costs of furnishing a reasonable number of copies of the preliminary and final prospectus thereof to such Registered Holders, if, after notice is given to the Registered Holders to the effect that the Company would be required to include therein financial statements that would be required to be prepared otherwise than in the normal course of the Company's reporting obligations under the federal securities laws, the Registered Holders continue in their demand for registration and the Company is required to include in such registration financial statements required to be prepared other than in the ordinary course of the Company's reporting requirements under federal securities laws.

          (b) Termination of Demand Rights. The demand rights granted hereunder shall terminate at such time as all of the Stock may be sold without restriction under the Act and applicable state securities laws and regulations, and the Registered Holders have received an opinion from counsel for the Company (in such form and from counsel reasonably satisfactory to the Registered Holders) that all of the Stock is so saleable under SEC Rule 144 or otherwise within the immediate 90-day period commencing on the date a sale is requested.

       12.2. "Piggyback" Rights. In addition, if at any time during the Exercise Period, the Company shall prepare and file one or more post-effective amendments to a registration statement or a new registration statement under the Act, with respect to a public offering of equity or debt securities of the Company, whether by the company or by other Persons, then the Company shall include in any such post-effective amendment or registration statement such information as may be required to permit a public offering of Stock held by any Registered Holders requesting inclusion of their Stock; provided that where such offering is to be an underwritten offering, and in the opinion of the Company's managing underwriter the inclusion of the Stock requested to be registered, when added to the other securities being registered, would exceed the maximum amount of the company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then the Company may exclude from such offering a portion of the Stock requested to be so registered, so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering. In the event there are previously issued securities other than the Stock that are proposed to be registered in the registration pursuant to registration rights that were granted prior to the rights granted hereunder (the "Prior Rights"), then, the rights granted under this Subsection 12.2 shall be subject to all such Prior Rights, and the Stock may be excluded from such registration to the extent that the Prior Rights require; provided, however, that the entire amount of any other securities without Prior Rights shall be excluded from such registration before the exclusion of any portion of the Stock for which registration was requested by a Registered Holder. Each Registered Holder of Warrant Securities for whose account any Stock may be included in a post-effective amendment or registration statement shall have the unrestricted right to withhold Stock from inclusion in the underwritten offering, without regard to whether registration was requested. The Company shall bear all fees and expenses incurred by it in connection with the preparation and filing of such post-effective amendment or new registration statement. In the event of such a proposed registration, the Company shall furnish the then Registered Holders of Warrant Securities with not less than thirty (30) days' written notice prior to the proposed date of filing of such post-effective amendment or new registration statement. Such notice shall continue to be given by the Company to Registered Holders of Warrant Securities, with respect to subsequent registration statements or post-effective amendments filed by the Company, until such time as all of the Stock may be sold without restriction under the Act and applicable state securities laws and regulations, and the Registered Holders have received an opinion from counsel for the Company (in such form and from counsel reasonably satisfactory to the Registered Holders) that all of the Stock is so saleable under SEC Rule 144 or otherwise within the immediate 90-day period commencing on the date a sale is requested. The Registered Holders of Warrant Securities shall exercise the rights provided for in this Subsection 12.2 by giving written notice to the Company, within twenty (20) days of receipt of the Company's notice of its intention to file a post-effective amendment or new registration statement.

       12.3. Use of Prospectus. The Registered Holder, upon receipt of notice from the Company of the occurrence of an event which requires a post-effective amendment to a registration statement or an amendment or a supplement to the prospectus included therein, shall promptly discontinue the sale of his Stock until it has received copies of a supplemented or amended prospectus from the Company, and until such receipt, the running of any minimum period of effectiveness required by Subsection 12.1 shall be tolled.

        12.4. Failure to Supply Information. Registered Holders requesting inclusion of Stock in any registration statement filed by the Company shall, at such Holder's cost and expense, cooperate fully and promptly with the Company and its counsel in supplying such information concerning the Registered Holder and such Holder's plan of distribution as may reasonably be required to effect such registration. Any Registered Holder who fails to so cooperate and to supply information to the Company that is required to obtain effectiveness of a registration statement shall have such Registered Holder's Stock excluded from the registration statement, and such registration shall count as a completed registration with respect to such Registered Holder.

       12.5. Withdrawal of Stock from Registration. Any Registered Holder who withdraws such Holder's Stock from any registration statement commenced pursuant to Subsection 12.1 hereof, at such Holder's request, shall be deemed to have received full benefit of a completed registration under Subsection 12.1 hereof.

                                   SECTION 13.
                                 INDEMNIFICATION

          (a) By the Company. The Company shall indemnify, to the full extent permitted by law, the Registered Holder, its directors and officers (if applicable) and each person, if any, who controls the Registered Holder within the meaning of Section 15 of the Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to the Registered Holder furnished in writing to the Company by the Registered Holder expressly for use therein.

          (b) By the Registered Holder. In connection with any registration statement in which the Registered Holder is participating, the Registered Holder shall indemnify, to the full extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of Section 15 of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, but only insofar as the same are caused by or contained in any information with respect to the Registered Holder furnished in writing to the Company by the Registered Holder expressly for use therein.

          (c)Indemnification Procedures. Any person who is entitled to indemnification under this Section 13 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the
     defense  of  such  claim  with  counsel  reasonably   satisfactory  to  the
     indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

          (d) Contribution. If for any reason an indemnification provision of this Section 13 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying each indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of any such loss, claim, damage, liability or expense in such proportion as is applicable to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and indemnifying party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission to state material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) Actions by Registered Holder. The Registered Holder shall, at his cost and expense, complete, execute and deliver all questionnaires, powers of attorney, undertakings and other documents and instruments, and take all such other actions, as are from time to time reasonably requested by the Company.

          (f) Survival. The rights and obligations set forth in this Section 13 shall survive the exercise and surrender of this Warrant.

                                   SECTION 14.
                                  MISCELLANEOUS

       14.1. Original Issue Taxes. The Company shall pay all United States, state and local (but not foreign) original issue taxes, if any, upon the issuance of this Warrant or the Stock deliverable upon exercise hereof.

       14.2. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended, and the Company make take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing at least fifty percent (50%) of the Stock obtainable upon the exercise of the Warrants outstanding at the time of such consent.

       14.3. Notices. Any notices required to be sent to a Registered Holder shall be delivered to the address of such Registered Holder shown on the books of the Company. All notices referred to herein shall be delivered in person or sent by registered or certified mail, postage prepaid, and shall be deemed to have been given when so delivered in person, or on the third business day following the date so sent by mail. Whether or not JWC or an affiliate thereof shall then be a Registered Holder, a copy of any notice sent to any Registered Holder shall be sent to JWC in the manner provided above, at the following addresses:

                                    JW Charles Financial Services, Inc.
                                    980 North Federal Highway
                                    Boca Raton, Florida  33432
                                    Attention:  Joel Marks, Vice Chairman

                                    In each case with a copy to:

                                    Kilpatrick Stockton
                                    1100 Peachtree Street
                                    Suite 2800
                                    Atlanta, Georgia  30309
                                    Attention:  W. Randy Eaddy

         Any notices required to be sent to the Company shall be sent by the same means as notices to be sent to the Registered Holders, at the following address:

                                    U.S. Wireless Data, Inc.
                                    2200 Powell Street
                                    Suite 450
                                    Emeryville, California  94608
                                    Attention:  Evon Kelly, President

              [The remainder of this page left intentionally blank]

       14.4. Attorney's Fees; Costs. In any litigation between the Company and Registered Holders or former Registered Holders, including actions for enforcement or interpretation, arising out of this Warrant, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and expenses.

       14.5. Descriptive Headings; Governing Law. The descriptive headings of the sections, subsections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant shall be governed by the laws of the State of Colorado, without giving effect to choice of law or conflict of laws principals, and the venue shall be Denver, Colorado.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and attested by its duly authorized officers under its corporate seal.

                               U.S. WIRELESS DATA, INC., a Colorado corporation


                               By: __________________________________
                                      Evon Kelly
                                      Chief Executive Officer


[Corporate Seal]

Attest:


_______________________________
Robert E. Robichaud
Corporate Assistant Secretary

                                    EXHIBIT I

                               EXERCISE AGREEMENT

To:                                                Dated: _________________

         THE UNDERSIGNED Registered Holder, pursuant to the provisions set forth by the within Warrant, hereby subscribes for and purchases _________________ shares of Stock covered by such Warrant and herewith elects to make:

     ( ) a Cashless Exercise at the Exercise Price provided by such Warrant.

     ( ) full cash payment of $ --------------------- for such shares at the Exercise Price provided by such Warrant.

                                   ____________________________________
                                   (Signature)

                                   ____________________________________
                                   (Print or type name)


                                   ____________________________________

                                   ____________________________________
                                   (Address)


         NOTICE: The signature on this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof if applicable, in every particular, without alteration, enlargement, or any change whatsoever, and must be Medallion guaranteed by a bank, other than a savings bank, having an office or correspondent in New York, New York, Boca Raton or Miami, Florida, or Atlanta, Georgia, or by a firm having membership on a registered national securities exchange and an office in New York, New York, Boca Raton or Miami, Florida, or Atlanta, Georgia.

                               SIGNATURE GUARANTEE

Authorized Signature: ________________________________

Name of Bank or Firm: ________________________________

Dated: ___________________________

                                                                      EXHIBIT II

                                   ASSIGNMENT

     FOR VALUE RECEIVED,____________________ , the undersigned Registered Holder hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant No. ___________ with respect to the number of Securities covered thereby set forth below, unto the Assignee identified below, and does hereby irrevocably constitute and appoint to effect such transfer of rights on the books of the Company, with full power of substitution:


          No. of Shares
Name of Assignee           Address of Assignee of Stock         No. of Warrants
----------------           ----------------------------         ---------------





Dated:                                  _____________________________________
                                        (Signature of Registered Holder)

                                        _____________________________________
                                        (Print or type name)


         NOTICE: The signature on this Assignment must correspond with the name as written upon the face of the within Warrant, in every particular, without alteration, enlargement, or any change whatsoever, and must be Medallion guaranteed by a bank, other than a savings bank, having an office or correspondent in New York, New York, Boca Raton or Miami, Florida, or Atlanta, Georgia, or by a firm having membership on a registered national securities and an office in New York, New York, Boca Raton or Miami, Florida, or Atlanta, Georgia.


SIGNATURE GUARANTEE

Authorized Signature: ________________________________

Name of Bank or Firm: ________________________________

Dated: ___________________________